UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2013

DCB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio 43035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (740) 657-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 19, 2013, DCB Financial Corp (“DCBF”) received notification from the Federal Reserve Bank of Cleveland (the “FRB”) that the memorandum of understanding (the “MOU”) to which DCBF was previously subject had been terminated effective November 18, 2013. As previously disclosed, on June 29, 2010, DCBF entered into a MOU with the FRB which provided that DCBF could not declare or pay cash dividends to its shareholders, repurchase any of its shares, or incur or guarantee any debt without the prior approval of the FRB. The MOU was terminated due to the improved financial condition of DCBF and its wholly-owned subsidiary, The Delaware County Bank & Trust Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DCB FINANCIAL CORP

Date: November 22, 2013

	By:	/s/ Ronald J. Seiffert
Ronald J. Seiffert
President and Chief Executive Officer